SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 8, 2011

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

Financing Transaction

On December 8, 2011, Pacific Ethanol, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a number of accredited investors (the “Investors”).  Under the terms of the Purchase Agreement, the Company agreed to sell an aggregate of 7,625,000 shares (the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”) and warrants (the “Warrants”) to purchase an aggregate of 4,956,250 shares of Common Stock to the Investors in a private offering (the “Financing Transaction”) for aggregate gross proceeds of $8,006,250.

The sale of the Common Shares and Warrants to the Investors is expected to close (the “Closing”) on or about to December 13, 2011, subject to satisfaction of customary closing conditions.  The Investors may terminate the Purchase Agreement if the Closing does not occur on or prior to December 22, 2011.

In connection with the sale of the Common Shares and Warrants, the Company will enter into a registration rights agreement with the Investors (the “Registration Rights Agreement”) at the Closing.  The Company will pay Lazard Capital Markets LLC an aggregate of $480,375 upon the Closing in consideration of placement agent services provided to the Company.

There can be no assurance that the Financing Transaction will be consummated.  This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy Common Shares or Warrants.

The following is intended to provide a summary of the material terms of the agreements and securities described above.  This summary is qualified in its entirety by reference to the full text of the agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions.

The full text of the press release announcing the Financing Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Securities Purchase Agreement

The Purchase Agreement provides for the sale to the Investors of the Common Shares and Warrants for aggregate gross proceeds of $8,006,250.  The Purchase Agreement contains representations and warranties of the Company and the Investors which are customary for transactions of this type. The representations and warranties made by the Company in the Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Investors. Accordingly, the representations and warranties contained in the Purchase Agreement should not be relied upon by others who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Purchase Agreement contains covenants on the part of the Company that are customary for transactions of this type, including the following covenants:

●
The Company will not file any registration statement, other than the registration statements the Company is required to file under the Registration Rights Agreement or a registration statement on Form S-4 or S-8, until the date that is 30 days after date on which the Initial Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (“SEC”).

●
The Company will not conduct any other securities offerings until the date that is 30 days after date on which the Initial Registration Statement (as defined below) has been declared effective by the SEC, except for certain excluded securities.

●	The Company will offer to the Investors, between April 7, 2012 and October 7, 2013, the opportunity to participate in any subsequent securities offerings by the Company.

●
The Company will not, until the date that is 30 days after date on which the Initial Registration Statement (as defined below) has been declared effective by the SEC, enter into variable rate transactions.

The Purchase Agreement also obligates the Company to indemnify the Investors, subsequent holders of the Warrants and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties.

Warrants

The Warrants are immediately exercisable and, in the aggregate, entitle the holders thereof to purchase up to an aggregate of 4,956,250 shares of Common Stock for a period of five (5) years at an exercise price of $1.50 per shares (the “Warrant Exercise Price”), subject to adjustment.  The Warrants include both cash and cashless exercise provisions.

The Warrant Exercise Price is subject to adjustment for stock splits, combinations or similar events, and, in such event, the number of shares issuable upon the exercise of the Warrant will also be adjusted such that the aggregate Warrant Exercise Price shall be the same immediately before and immediately after such adjustment.  In addition, the Warrant Exercise Price is also subject to a “weighted-average” anti-dilution adjustment in the event that the Company issues or is deemed to have issued certain securities at a price lower than applicable the Warrant Exercise Price.

The Warrants impose penalties on the Company for failure to deliver the shares of Common Stock issuable upon exercise.

Under the terms of the Warrant, each Investor is prohibited from exercising a Warrant to the extent that, as a result of the exercise, such Investor will beneficially own in excess of 4.99% of the Company’s outstanding shares of Common Stock (which limit may be lowered or raised to an amount not in excess of 9.99%, in either case at the option of the holder, provided that, any increase will only be effective upon 61-days’ prior notice to the Company).

If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holders of the Warrants have the right to acquire the same as if it had exercised its Warrants.

The Warrants contain provisions prohibiting the Company from entering into certain transactions involving a change of control, unless the successor assumes in writing all of the obligations of the Company under the Warrants.  Upon the occurrence of a transaction involving a permitted change of control, the holders of the Warrants will have the right, among others, to have the Warrants repurchased for a purchase price in cash equal to the Black Scholes value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrants.

Registration Rights Agreement

The Registration Rights Agreement requires that the Company file a registration statement with the SEC on or before December 23, 2011 (the “Initial Registration Statement”) for the resale by the Investors of all of the Common Shares and the shares of Common Stock issued and issuable upon exercise of the Warrants (the “Warrants Shares,” and collectively with the Common Shares, the “Registrable Securities”).  The Initial Registration Statement must be declared effective by the SEC on or before February 13, 2012.

In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company must amend such registration statement (if permissible), or file with the SEC a new registration statement, or both, so as to cover at least the Required Registration Amount, as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but not later than 15 days after the necessity therefor arises.

If (i) the Initial Registration Statement is not filed with the SEC on or before December 23, 2011 (a “Filing Failure”) or is not declared effective by the SEC on or before February 13, 2012 (an “Effectiveness Failure”), (ii) other than during an allowable grace period, on any day after the effective date of a registration statement sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to such registration statement (a “Maintenance Failure”), or (iii) if a registration statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, the Company is not in compliance with the current public information requirement of Rule 144(c) of the Securities Act of 1933 (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell the Registrable Securities without restriction under Rule 144, then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock, the Company must pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to 2% of the product of (a) the number of Common Shares held by the Investor on the applicable date and (ii) $1.05 on (1) the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every 30 day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro-rated for periods totaling less than 30 days).  Notwithstanding the foregoing, no payments shall accrue with respect to the Company’s failure to include shares that the Company removes from the registration statement because the SEC seeks to characterize any offering pursuant to a registration statement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that SEC does not permit such registration statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein without being named therein as an “underwriter.”  Following the initial payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the payment is cured prior to any 30 day anniversary of such event or failure, then such payment shall be made on the 3rd Business Day after such cure. In the event the Company fails to make the payments in a timely manner in accordance with the foregoing, such payments shall bear interest at the rate of 2% per month (prorated for partial months) until paid in full.

Subject to certain grace periods, the Company must keep a registration statement it is required to file under the Registration Rights Agreement effective (and the prospectus contained therein available for use) for resales by the Investors on a delayed or continuous basis at then-prevailing market prices at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement without restriction pursuant to Rule 144 (including, without limitation, volume restrictions and without the need for current public information required by Rule 144(c), if applicable) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement.

New PE Holdco Acquisition

On December 8, 2011, the Company entered into the following agreements:

●
an Agreement for Purchase and Sale of Units in New PE Holdco LLC (the “Candlewood Purchase Agreement”) with Candlewood Special Situations Fund, L.P. (“Candlewood”) under which the Company agreed to purchase 50 units of New PE Holdco LLC (“New PE Holdco”) from Candlewood for an aggregate purchase price of $3,250,000 in cash;

●
an Agreement for Purchase and Sale of Units in New PE Holdco LLC (the “Wexford Spectrum Purchase Agreement”) with Wexford Spectrum Investors LLC (“Wexford Spectrum”) under which the Company agreed to purchase 10 units of New PE Holdco from Wexford Spectrum for an aggregate purchase price of $650,000 in cash;

●
an Agreement for Purchase and Sale of Units in New PE Holdco LLC (the “Wexford Catalyst Purchase Agreement”) with Wexford Catalyst Investors LLC (“Wexford Catalyst”) under which the Company agreed to purchase seven (7) units of New PE Holdco from Wexford Catalyst for an aggregate purchase price of $455,000 in cash; and

●
an Agreement for Purchase and Sale of Units in New PE Holdco LLC (the “Debello Purchase Agreement”) with Debello Investors LLC (“Debello”) under which the Company agreed to purchase four (4) units of New PE Holdco from Debello for an aggregate purchase price of $260,000 in cash.

Candlewood, Wexford Spectrum, Wexford Catalyst and Debello are collectively referred to as the “Sellers” in this Current Report on Form 8-K. The Candlewood Purchase Agreement, the Wexford Spectrum Purchase Agreement, the Wexford Catalyst Purchase Agreement and the Debello Purchase Agreement are collectively referred to as the “Unit Purchase Agreements” in this Current Report on Form 8-K.

The 71 units to be purchased from Sellers represents approximately 7% of the total outstanding membership interests of New PE Holdco and, following the closing of the Unit Purchase Agreements, the Company will own approximately 34% of the outstanding membership interests of New PE Holdco LLC.

The closing of each of the Unit Purchase Agreements is conditioned on the Closing of the Purchase Agreement described above under the heading “Financing Transaction” and is expected to occur immediately after the Closing of the Financing Transaction.  Each of the Unit Purchase Agreements will terminate if the closing of such agreement does not occur on or prior to December 23, 2011.  There can be no assurance that the closing of the Unit Purchase Agreements will be consummated.

The forgoing description is intended to provide a summary of the material terms of the Unit Purchase Agreements.  This summary is qualified in its entirety by reference to the full text of the agreements, each of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 3.02.    Unregistered Sales of Equity Securities.

On December 8, 2011, the Company entered into the Purchase Agreement pursuant to which the Company agreed to issue the Common Shares and Warrants to 10 accredited investors. The description of the Financing Transaction in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 3.02.

There can be no assurance that the sale of the Common Shares and the Warrants will be consummated.  This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy Common Shares or Warrants.

In connection with the Financing Transaction, the Company anticipates that it will pay placement agent fees of $480,375 to Lazard Capital Markets LLC, the Company’s Placement Agent.  If issued, the Common Shares and the Warrants will be issued in reliance upon the exemption from registration provided by Section 4(2) of the 1933 Act and Rule 506 promulgated by the SEC thereunder.

Item 9.01.           Financial Statements and Exhibits.

Exhibit No.             Description

10.1	Securities Purchase Agreement, dated December 8, 2011, between the Company and the Investors (*)

10.2	Form of Warrants (*)

10.3	Form of Registration Rights Agreement between the Company and the Investors (*)

99.1	Press Release (*)
______________

(*)           Filed herewith. Certain of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: December 9, 2011	By:	/s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

EXHIBIT FILED WITH THIS REPORT

Exhibit No.             Description

10.1	Securities Purchase Agreement, dated September 27, 2010, between the Company and the Investors

10.2	Form of Warrants

10.3	Form of Registration Rights Agreement between the Company and the Investors

99.1	Press Release